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                                                                   EXHIBIT 10.18

                                                              as amended through
                                                                  August 4, 2000


                              KPMG CONSULTING, INC.


                          2000 LONG-TERM INCENTIVE PLAN


                                 I. INTRODUCTION

     1.1 PURPOSES. The purposes of the 2000 Long-Term Incentive Plan (this "Plan") of KPMG Consulting, Inc., a Delaware corporation (the "Company"), are
(i) to align the interests of the Company's stockholders and the recipients of awards under this Plan by providing a means to increase the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by increasing its ability to attract and retain highly competent officers, other employees and non-employee directors and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

     1.2 CERTAIN DEFINITIONS.

     "AGREEMENT" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

     "BOARD" shall mean the Board of Directors of the Company.

     "BONUS STOCK" shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures.

     "BONUS STOCK AWARD" shall mean an award of Bonus Stock under this Plan.

     "CHANGE IN CONTROL" shall have the meaning set forth in Section 6.8(b).

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     "COMMITTEE" shall mean the committee designated by the Board which, following an IPO, shall consist of two or more members of the Board, each of whom may be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act.

     "COMMON STOCK" shall mean the common stock, $0.01 par value, of the Company.

     "COMPANY" shall have the meaning set forth in Section 1.1.

     "DISABILITY" shall mean the inability of the recipient of an award to perform substantially such recipient's duties and responsibilities for a continuous period of at least six months, as determined solely by the Committee.

     "DISCRETIONARY DIRECTOR OPTIONS" shall have the meaning set forth in
Section 5.4.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.


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     "FAIR MARKET VALUE" shall mean the last sale price of a share of Common
Stock as reported on the Nasdaq National Market on the date as of which such value is being determined or, if there shall be no reported transactions on such date, on the next preceding date for which a transaction was reported; provided, however, that if the Common Stock is not traded on the Nasdaq National Market, Fair Market Value may be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

     "FREE-STANDING SAR" shall mean an SAR which is not issued in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

     "INCENTIVE STOCK OPTION" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

     "INCUMBENT BOARD" shall have the meaning set forth in Section 6.8(b)(3).

     "IPO" shall mean an initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended.

     "MATURE SHARES" shall mean previously-acquired shares of Common Stock for which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

     "NON-EMPLOYEE DIRECTOR" shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary and who is not a partner, principal or employee of KPMG LLP.

     "NON-STATUTORY STOCK OPTION" shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

     "PERFORMANCE MEASURES" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the exercisability of all or a portion of an option or SAR, (ii) as a condition to the grant of a Stock Award or (iii) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Performance Share Award, of the shares of Common Stock subject to such award and/or of payment with respect to such award. Such criteria and objectives may include one or more of the following: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on equity, earnings of the Company, revenues, market share, cash flow or cost reduction goals, or any combination of the foregoing. In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of


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an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

     "PERFORMANCE PERIOD" shall mean any period designated by the Committee during which the Performance Measures applicable to a Performance Share Award shall be measured.

     "PERFORMANCE SHARE" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock or, in lieu of all or a portion thereof, the Fair Market Value of such share of Common Stock in cash.

     "PERFORMANCE SHARE AWARD" shall mean an award of Performance Shares under this Plan.

     "PERSON" shall have the meaning set forth in Section 6.8(b)(3).

     "RESTRICTED STOCK" shall mean shares of Common Stock which are subject to a Restriction Period.

     "RESTRICTED STOCK AWARD" shall mean an award of Restricted Stock under this Plan.

     "RESTRICTION PERIOD" shall mean any period designated by the Committee during which the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

     "RETIREMENT" shall mean termination of employment with or service to the Company by reason of retirement on or after age 65.

     "SAR" shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

     "STOCK AWARD" shall mean a Restricted Stock Award or a Bonus Stock Award.

     "SUBSIDIARY" and "SUBSIDIARIES" shall have the meanings set forth in
Section 1.4.

     "TANDEM SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Statutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

     "TAX DATE" shall have the meaning set forth in Section 6.5.

     "TEN PERCENT HOLDER" shall have the meaning set forth in Section 2.1(a).


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     1.3 ADMINISTRATION. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Statutory Stock Options, (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock or Bonus Stock and (iv) Performance Shares. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs and the number of Performance Shares subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Performance Share Award shall lapse and (iv) the Performance Measures applicable to any outstanding award (if any) shall be deemed to be satisfied at the maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive.

     The Committee may delegate some or all of its power and authority hereunder to the Board or either of the Co-Chief Executive Officers or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to either of the Co-Chief Executive Officers or other executive officer of the Company with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.

     No member of the Board or Committee, and neither a Co-Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Co-Chief Executive Officers or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's Certificate of Incorporation and/or By-laws, and under any directors' and officers' liability insurance that may be in effect from time to time.

     A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.


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     1.4 ELIGIBILITY. Participants in this Plan shall consist of such officers and other employees, and persons expected to become officers and other employees, of the Company and its subsidiaries from time to time (individually a "Subsidiary" and collectively the "Subsidiaries") as the Committee in its sole discretion may select from time to time. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Non-Employee Directors of the Company shall be eligible to participate in this Plan in accordance with Article V.

     1.5 SHARES AVAILABLE. Subject to adjustment as provided in Section 6.7, 80,000,000 shares of Common Stock shall be available for grants of awards under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options, including Discretionary Director Options, outstanding Free-Standing SARs, outstanding Stock Awards and outstanding Performance Share Awards. To the extent that shares of Common Stock subject to an outstanding option (except to the extent shares of Common Stock are issued or delivered by the Company in connection with the exercise of a Tandem SAR), Free-Standing SAR, Stock Award or Performance Share Award are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the purchase price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock shall again be available under this Plan. Subject to adjustment as provided in Section 6.7, the total number of shares of Common Stock available under this Plan pursuant to all Stock Awards and Performance Share Awards shall not exceed 2,000,000 of the total number of shares of Common Stock available under this Plan.

     Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

                 II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     2.1 STOCK OPTIONS. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option shall be a Non-Statutory Stock Option. An Incentive Stock Option may not be granted to any person who is not an employee of the Company or any parent or subsidiary (as defined in Section 424 of the Code). Each Incentive Stock Option shall be granted within ten years of the date this Plan is adopted by the Board. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Statutory Stock Options.


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     Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

     (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of the option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; and provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

     (b) Exercise Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercised later than ten years after its date of grant; and provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

     (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and by accompanying such notice with payment therefor in full (or by arranging for such payment to the Company's satisfaction) either (A) in cash,
(B) by delivery (either actual delivery or by attestation procedures established by the Company) of Mature Shares having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (i)(B)-(D). Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 6.5, have been paid (or arrangement made for such payment to the Company's satisfaction).


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     2.2 STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, grant
SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

     SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

     (a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the exercise price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

     (b) Exercise Period and Exercisability. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to
Section 3.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

     (c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

     2.3 TERMINATION OF EMPLOYMENT OR SERVICE. Subject to the requirements of the Code, all of the terms relating to the exercise, cancellation or other disposition of an option or SAR upon a termination of employment with or service to the Company of the recipient of such option or SAR, as the case may be, whether by reason of Disability, Retirement, death or any other reason, shall be determined by the Committee.


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                                III. STOCK AWARDS

     3.1 STOCK AWARDS. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or Bonus Stock Award.

     3.2 TERMS OF STOCK AWARDS. Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

     (a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award or Bonus Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee. Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods.

     (b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or

(ii) if the holder of such award remains continuously in the employment of or service to the Company during the specified Restriction Period and for the forfeiture of all or a portion of the shares of Common Stock subject to such award (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such award does not remain continuously in the employment of or service to the Company during the specified Restriction Period.

     (c) Share Certificates. During the Restriction Period, a certificate or certificates representing a Restricted Stock Award may be registered in the holder's name or a nominee name at the discretion of the Company and may bear a legend, in addition to any legend which may be required pursuant to Section 6.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. As determined by the Committee, all certificates registered in the holder's name shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), or upon the grant of a Bonus Stock Award, in each case subject to the Company's right to require payment of any taxes in accordance with Section 6.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.


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     (d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of the Agreement relating to a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

     3.3 TERMINATION OF EMPLOYMENT OR SERVICE. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period relating to a Restricted Stock Award, or any forfeiture and cancellation of such award upon a termination of employment with or service to the Company of the recipient of such award, whether by reason of Disability, Retirement, death or any other reason, shall be determined by the Committee.


                          IV. PERFORMANCE SHARE AWARDS

     4.1 PERFORMANCE SHARE AWARDS. The Committee may, in its discretion, grant Performance Share Awards to such eligible persons as may be selected by the Committee.

     4.2 TERMS OF PERFORMANCE SHARE AWARDS. Performance Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

     (a) Number of Performance Shares and Performance Measures. The number of Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

     (b) Vesting and Forfeiture. The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such award, if specified Performance Measures are satisfied or met during the specified Performance Period, and for the forfeiture of all or a portion of such award, if specified Performance Measures are not satisfied or met during the specified Performance Period.

     (c) Settlement of Vested Performance Share Awards. The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Share Award in shares of Common Stock, including Restricted Stock, the


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     holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

     4.3 TERMINATION OF EMPLOYMENT OR SERVICE. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Share Award, or any forfeiture and cancellation of such award upon a termination of employment with or service to the Company of the recipient of such award, whether by reason of Disability, Retirement, death or other termination, shall be determined by the Committee.


                V. PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

     5.1 ELIGIBILITY. Each Non-Employee Director shall be granted options to purchase shares of Common Stock in accordance with this Article V. All options granted under this Article V shall constitute Non-Statutory Stock Options.

     5.2 AUTOMATIC GRANTS OF STOCK OPTIONS. Each Non-Employee Director shall automatically be granted Non-Statutory Stock Options as follows:

     (a) Time of Grant. Automatic grants of Non-Statutory Stock Options shall be made on the dates specified below:

     (1) Each person who is serving as a Non-Employee Director as of January 31, 2000 shall automatically be granted, on such date, an option to purchase 40,000 shares of Common Stock.

     (2) Each person who is first elected or first begins to serve as a Non-Employee Director after January 31, 2000 other than by reason of termination of employment shall automatically be granted, on the date of such initial election or service, an option to purchase 40,000 shares of Common Stock.

     (3) Each person who is a Non-Employee Director immediately following any annual meeting of stockholders of the Company held after 2000 shall automatically be granted, on the date of such meeting, an option to purchase 10,000 shares of Common Stock.

     (b) Purchase Price. The purchase price per share of Common Stock purchasable upon exercise of an option granted under this Section 5.2 shall be 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option.

     (c) Exercise Period and Exercisability. Each option granted under Section 5.2(a)(1) or Section 5.2(a)(2) shall be fully exercisable on and after the one year anniversary of its date of grant and each option granted under Section 5.2(a)(3) shall be fully exercisable on and after the day preceding the day of the next annual meeting of stockholders of the Company following its date of grant. Each option granted under this Section 5.2 shall expire 10 years after its date of grant. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Options granted under this Section 5.2 shall be exercisable in accordance with Section 2.1(c).


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     5.3 TERMINATION OF DIRECTORSHIP. (a) Disability. If the recipient of an option granted under Section 5.2 ceases to be a director of the Company by reason of Disability, each such option held by the holder thereof shall be exercisable only to the extent such option is exercisable on the effective date of such recipient's ceasing to be a director and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of the (i) date which is one year after the effective date of such recipient's ceasing to be a director and (ii) the expiration date of the term of such option.

     (b) Retirement. If the recipient of an option granted under Section 5.2 ceases to be a director of the Company by reason of Retirement, each such option held by the holder thereof shall be exercisable only to the extent such option is exercisable on the effective date of such recipient's ceasing to be a director and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of the (i) date which is three months after the effective date of such recipient's ceasing to be a director and (ii) the expiration date of the term of such option.

     (c) Death. If the recipient of an option granted under Section 5.2 ceases to be a director of the Company by reason of death, each such option held by the holder thereof shall be exercisable only to the extent such option is exercisable on the effective date of such recipient's ceasing to be a director and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of the (i) date which is one year after the date of such recipient's death and (ii) the expiration date of the term of such option.

     (d) Other Termination. If the recipient of an option granted under Section
5.2 ceases to be a director of the Company for any reason other than Disability, Retirement or death, each such option held by the holder thereof shall be exercisable only to the extent such option is exercisable on the effective date of such recipient's ceasing to be a director and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of the (i) date which is three months after the effective date of such recipient's ceasing to be a director and (ii) the expiration date of the term of such option.

     (e) Death Following Termination of Directorship. If the recipient of an option granted under Section 5.2 dies during the period set forth in Section 5.3(a) following such recipient's ceasing to be a director of the Company by reason of Disability, or if such recipient dies during the period set forth in
Section 5.3(b) following such recipient's Retirement, or if such a recipient dies during the period set forth in Section 5.3(d) following such recipient's ceasing to be a director for any reason other than by reason of Disability or Retirement, each such option held by the holder thereof shall be exercisable only to the extent that such option is exercisable on the date of the recipient's death and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of the

(i) date which is one year after the date of such recipient's death and (ii) the expiration date of the term of such option.

     5.4 DISCRETIONARY GRANTS OF STOCK OPTIONS. The Committee may, in its discretion, grant additional options to purchase shares of Common Stock ("Discretionary Director Options") to all Non-Employee Directors or to any one or more of them. Each Discretionary Director Option shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

     (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to a Discretionary Director Option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of the option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option.

     (b) Exercise Period and Exercisability. The period during which a Discretionary Director Option may be exercised shall be determined by the Committee. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of a Discretionary Director Option or to the exercisability of all or a portion of a Discretionary Director Option. The Committee shall determine whether a Discretionary Director Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Director Discretionary Option, or portion thereof, may be exercised only with respect to whole shares of Common Stock. Each Discretionary Director Option shall be exercisable in accordance with Section 2.1(c).

     (c) Termination of Directorship. All of the terms relating to the exercise, cancellation or other disposition of a Discretionary Director Option upon a termination of service as a director of the Company of the recipient of a Discretionary Director Option, whether by reason of Disability, Retirement, death or any other reason, shall be determined by the Committee.


                                   VI. GENERAL

     6.1 EFFECTIVE DATE AND TERM OF PLAN. This Plan shall be submitted to the stockholders of the Company for approval within 12 months following its adoption by the Board and, if approved, shall become effective as of the date of such adoption by the Board. No option may be exercised prior to the date of such stockholder approval. This Plan shall terminate 10 years after its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to such termination.

     6.2 AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 422 of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would
(a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 6.7), (b) effect any change inconsistent with Section 422 of the Code or (c) extend the term of this Plan. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

     6.3 AGREEMENT. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

     6.4 NON-TRANSFERABILITY OF AWARDS. Unless the Committee provides for the transferability of a particular award and such transferability is specified in the Agreement relating to such award, no award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures stated in Section 6.11 or otherwise approved by the Company. Except to the extent permitted by the foregoing sentence or the Agreement relating to the Award, each award may be exercised or settled during the recipient's lifetime only by the recipient or the recipient's legal representative or similar person. Except to the extent permitted by the second preceding sentence or the Agreement relating to the Award, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

     6.5 TAX WITHHOLDING. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or
(ii) the holder may satisfy any such obligation by any of the following means:
(A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of Mature Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or
(E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses
(ii)(B)-(E). Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

     6.6 RESTRICTIONS ON SHARES. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such award or the delivery of shares thereunder, such award shall not be exercised or settled and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Committee may provide for such restrictions upon the transferability of shares of Common Stock delivered pursuant to any award made hereunder as it deems appropriate and such restrictions shall be specified in the Agreement relating to such award. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder and such other restrictions, if any, specified in the Agreement relating to the award pursuant to which such shares were delivered.

     6.7 ADJUSTMENT. In the event of any stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the maximum number of shares available for Stock Awards and Performance Share Awards, the number and class of securities subject to each outstanding option and the purchase price per security, the number and class of securities subject to each option to be granted to Non-Employee Directors pursuant to Section 5.2, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Stock Award or Performance Share Award, and the terms of each outstanding Restricted Stock Award or Performance Share Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

     6.8 CHANGE IN CONTROL.

     (a) (1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, (i) all outstanding options and SARS shall immediately become exercisable in full, (ii) the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) the Performance Period applicable to any outstanding Performance Share Award shall lapse, (iv) the Performance Measures applicable to any outstanding award shall be deemed to be satisfied at the maximum level and (v) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an option and the base price in the case of an SAR shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price.

     (2) Notwithstanding any provision in this Plan or any Agreement, in the event of any Change in Control other than a Change in Control in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be cancelled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to (i) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option, (ii) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the base price of the SAR, (iii) in the case of a Restricted Stock Award or Performance Share Award, the number of shares of Common Stock or the number of Performance Shares, as the case may be, then subject to such award, multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control. In the event of such a Change in Control, each Tandem SAR shall be surrendered by the holder thereof and shall be cancelled simultaneously with the cancellation of the related option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

     (b) "Change in Control" shall mean:

     (1) a sale or transfer of all or substantially all of the assets of the Company on a consolidated basis in any transaction or series of related transactions;

     (2) any merger, consolidation or reorganization to which the Company is a party, except for a merger, consolidation or reorganization in which the Company is the surviving corporation and, after giving effect to such merger, consolidation or reorganization, the holders of the Company's outstanding equity (on a fully diluted basis) immediately prior to the merger, consolidation or reorganization will own in the aggregate immediately following the merger, consolidation or reorganization the Company's outstanding equity (on a fully diluted basis) either (i) having the ordinary voting power to elect a majority of the members of the Company's board of directors to be elected by the holders of Common Stock and any other class which votes together with the Common Stock as a single class or (ii) representing at least 50% of the equity value of the Company as reasonably determined by the Board;

     (3) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the holders of the Company's equity, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to have been a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d) of the Exchange Act, other than the Board shall be deemed to have been a member of the Incumbent Board; or

     (4) any Person other than KPMG LLP or its affiliates, acquires beneficial ownership of 30% or more of the outstanding equity of the Company generally entitled to vote on the election of directors.

     6.9 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

     6.10 RIGHTS AS STOCKHOLDER. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

     6.11 DESIGNATION OF BENEFICIARY. If permitted by the Company, a holder of an award may file with the Committee a written designation of one or more persons as such holder's beneficiary or beneficiaries (both primary and contingent) in the event of the holder's death. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR. Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder's lifetime on a form prescribed by the Committee. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding option and SAR hereunder held by such holder, to the extent exercisable, may be exercised by such holder's executor, administrator, legal representative or similar person.

     6.12 GOVERNING LAW. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

     6.13 FOREIGN EMPLOYEES. Without the amendment of this Plan, the Committee may grant awards to eligible persons who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or its Subsidiaries operate or have employees.

     6.14 ADDITIONAL PROVISIONS APPLICABLE TO OPTIONS GRANTED PRIOR TO IPO. In order to comply with certain requirements of the California Corporate Securities Law of 1968, as amended, this Section shall apply to options granted under this Plan prior to an IPO (a "Pre-IPO Option"). The terms set forth in the Agreements pursuant to which Pre-IPO Options are granted on January 31, 2000 (the "January 31, 2000 Options") relating to (i) the period during which an option may be exercised, (ii) the exercise, cancellation or other disposition of an option upon a termination of employment with the Company of the recipient of such option, whether by reason of Disability, Retirement, death or any other reason,
(iii) restrictions on the transferability of an option and (iv) the providing of annual financial statements to the holder of an option are hereby incorporated into this Plan by reference as if set forth herein verbatim and shall apply in all respects only to all Pre-IPO Options granted to employees; provided, however, that Pre-IPO Options may be granted under this Plan having exercise periods different from those of the January 31, 2000 Options so long as each such Pre-IPO Option becomes exercisable at a rate of at least 20% per year during the five-year period commencing on the date of grant of such Pre-IPO Option.

[INSERT DATE]

[NAME AND ADDRESS OF OPTIONEE]

                           Re:      Award Notice of Stock Option Grant

Dear [NAME OF OPTIONEE]:

We are pleased to notify you that in recognition of your contributions toward the future success of KPMG Consulting, Inc., you have been awarded an option to purchase shares of common stock of KPMG Consulting, Inc.
(the "Company").  Certain terms of your award follow:

Option: You have been awarded a non-statutory stock option to purchase from the Company [INSERT NUMBER] shares of its common stock, $0.01 par value, subject to adjustment, as provided in Section 3.4 of the KPMG Consulting, Inc. Stock Option Agreement for Employees (the "Agreement").

Option Date:               January 31, 2000

Exercise Price:            [INSERT PRICE] per share, subject to adjustment, as
                           provided in Section 3.4 of the Agreement.

Exercise Schedule:         Except as otherwise provided in Section 2.2 of the
                           Agreement and in Section 6.8 of the KPMG Consulting,
                           Inc. 2000 Long-Term Incentive Plan (the "Plan"), the
                           Option shall become exercisable (i) on the first anniversary of the Option Date with respect to 25% of the number of shares subject thereto on the Option
                           Date, (ii) on the second anniversary of the Option
                           Date with respect to an additional 25% of the number of shares subject thereto on the Option Date, (iii) on the third anniversary of the Option Date with respect to an additional 25% of the number of shares subject thereto on the Option Date and (iv) on the fourth anniversary of the Option Date with respect to the remaining 25% of the number of shares subject thereto on the Option Date.

Expiration Date:           Except to the extent earlier terminated pursuant
                           to Section 2.2 or 2.5 of the Agreement or earlier exercised pursuant to Section 2.3 of the Agreement, the Option shall terminate at 5:00 p.m., New York time, on January 30, 2010.

In addition to the terms stated in this Award Notice, the Option shall be subject to the terms and conditions of the Agreement and the Plan, copies of which are attached hereto.

We congratulate you on this recognition of your importance to our organization and its future.

                                             KPMG CONSULTING, INC.


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

Acknowledgment, Acceptance and Agreement:

By signing below and returning this Award Notice to KPMG Consulting, Inc., c/o Morgan Stanley Dean Witter at the address stated herein, I hereby acknowledge receipt of the Agreement and the Plan, accept the Option granted to me and agree to be bound by the terms and conditions of this Award Notice, the Agreement and the Plan.


------------------------------              ----------------------
Optionee                                    Date

                           CONSULTING/QUALIFIED FORM

                                       #1

                              KPMG CONSULTING, INC.


                             STOCK OPTION AGREEMENT


                                  FOR EMPLOYEES

               KPMG Consulting, Inc., a Delaware corporation (the "Company"), hereby grants to the individual (the "Optionee") named in the award notice attached hereto (the "Award Notice") as of the date set forth in the Award Notice (the "Option Date"), pursuant to the provisions of the KPMG Consulting, Inc. 2000 Long-Term Incentive Plan (the "Plan"), a non-statutory stock option to purchase from the Company the number of shares of its common stock, $0.01 par value ("Stock"), set forth in the Award Notice (the "Option"), at the price per share set forth in the Award Notice, upon and subject to the terms and conditions set forth below, in the Award Notice and in the Plan. Capitalized terms not defined herein shall have the meanings specified in the Plan.

               1. Option Subject to Acceptance of Agreement. The Option shall be null and void unless the Optionee shall accept this Agreement by executing the Award Notice in the space provided therefore and returning an original execution copy of the Award Notice to the Company.

               2.      Time and Manner of Exercise of Option.

               2.1. Maximum Term of Option. In no event may the Option be exercised, in whole or in part, after the expiration date set forth in the Award Notice (the "Expiration Date").

               2.2. Exercise of Option. (a) The Option shall become exercisable in accordance with the exercise schedule set forth in the Award Notice (the "Exercise Schedule").

               (b) If the Optionee's employment with the Company terminates by reason of Disability, the Option shall be exercisable only to the extent it is exercisable on the effective date of the Optionee's termination of employment and may thereafter be exercised by the Optionee or the Optionee's Legal Representative until and including the earlier to occur of (i) the date which is one year after the effective date of the Optionee's termination of employment and (ii) the Expiration Date.

               (c) If the Optionee's employment with the Company terminates by reason of Retirement, the Option shall be exercisable only to the extent it is exercisable on the effective date of the Optionee's termination of employment and may thereafter be exercised by the Optionee or the Optionee's Legal Representative until and including the earlier to occur of (i) the date which is three months after the effective date of the Optionee's termination of employment and (ii) the Expiration Date.

               (d) If the Optionee's employment with the Company terminates by reason of death, the Option shall be exercisable only to the extent it is exercisable on the date of death and may thereafter be exercised by the Optionee's Legal Representative or Permitted Transferees, as the case may be, until and including the earlier to occur of (i) the date which is one year after the date of death and (ii) the Expiration Date.

               (e) If the Optionee's employment with the Company terminates for any reason other than Disability, Retirement or death, the Option shall be exercisable only to the extent it is exercisable on the effective date of the Optionee's termination of employment and may thereafter be exercised by the Optionee or the Optionee's Legal Representative until and including the earlier to occur of (i) the date which is three months after the effective date of the Optionee's termination of employment and (ii) the Expiration Date.

               (f) If the Optionee dies during the period set forth in
Section 2.2(b) following termination of employment by reason of Disability, or if the Optionee dies during the period set forth in Section 2.2(c) following termination of employment by reason of Retirement, or if the Optionee dies during the period set forth in Section 2.2(e) following termination of employment for any reason other than Disability or Retirement, the Option shall be exercisable only to the extent it is exercisable on the date of death and may thereafter be exercised by the Optionee's Legal Representative or Permitted Transferees, as the case may be, until and including the earlier to occur of (i) the date which is one year after the date of death and (ii) the Expiration Date.

               (g) Notwithstanding Sections 2.1 and 2.4 and the exercise periods set forth in the Award Notice and in subsections (b), (c), (d), (e) and
(f) of this Section 2.2, in the event the Company is involved in a business combination, including a business combination which is intended to be treated as a pooling of interests for financial accounting purposes (a "Pooling Transaction"), in connection with which the Optionee receives a substitute option to purchase securities of any entity, including an entity directly or indirectly acquiring the Company:

               (1) if the acquisition of the substitute option by the Optionee may be treated as a purchase for purposes of Section 16(b) of the Exchange Act and the Optionee's employment with the Company is terminated for any reason during the nine-month period beginning three months prior to the consummation of such business combination, then the Option (or option in substitution thereof) shall be exercisable to the extent set forth in the Award Notice and above in this Section 2.2 until and including the latest to occur of (i) the date determined pursuant to the then applicable subsection (b), (c), (d), (e) or (f) of this Section 2.2, (ii) the date which is seven months after the consummation of such business combination and (iii) the Expiration Date; or

               (2) if the Optionee is restricted from disposing of a security (or security underlying a security) issued in connection with the Pooling Transaction and the purpose of such restriction is to ensure that the Pooling Transaction is accounted for as a pooling of interests (the "Pooling Restriction") and the Optionee's employment with the Company is terminated for any reason during the nine-month period beginning three months prior to the consummation of such business combination, then the Option (or option in substitution thereof) shall be exercisable to the extent set forth in the Award Notice and above in this Section 2.2 until and including the latest to occur of (i) the date determined pursuant to the then applicable subsection (b), (c),
         (d), (e) or (f) of this Section 2.2, (ii) the date which is one month after the date of expiration of the Pooling Restriction and (iii) the Expiration Date.

               2.3. Method of Exercise. Subject to the limitations set forth in this Agreement, the Option may be exercised by the Optionee (a) by giving written notice to the Company specifying the number of whole shares of Stock to be purchased and by accompanying such notice with payment therefor in full (or by arranging for such payment to the Company's satisfaction) either (i) in cash,
(ii) by delivery to the Company (either actual delivery or by attestation procedures established by the Company) of Mature Shares having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (iii) in cash by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise or (iv) by a combination of (i) and
(ii), and (b) by executing such documents as the Company may reasonably request. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (ii) - (iv). Any fraction of a share of Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the Optionee. No certificate representing a share of Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 3.3, have been paid.

               2.4. Termination of Option. (a) Subject to Section 2.2(g), in no event may the Option be exercised after it terminates as set forth in this
Section 2.4. The Option shall terminate, to the extent not earlier terminated pursuant to Sections 2.2 or 2.5 or exercised pursuant to Section 2.3, on the Expiration Date.

               (b) In the event that rights to purchase all or a portion of the shares of Stock subject to the Option expire or are exercised, cancelled or forfeited, the Optionee shall, upon the Company's request, promptly return this Agreement to the Company for full or partial cancellation, as the case may be; provided, however, that such cancellation shall be effective regardless of whether the Optionee returns this Agreement. If the Optionee continues to have rights to purchase shares of Stock hereunder, the Company shall, within 10 days of the Optionee's delivery of this Agreement to the Company, either (i) mark this Agreement to indicate the extent to which the Option has expired or been exercised, cancelled or forfeited or (ii) issue to the Optionee a substitute option agreement applicable to such rights, which agreement shall otherwise be substantially similar to this Agreement in form and substance.

               2.5. Termination of Option and Forfeiture of Option Gain. (a) If the Optionee:

               (1) breaches (i) any of the provisions of Sections 8.1(a) and
(b), 8.2, 8.5, 8.6 and 8.7(a) of the Member Distribution Agreement by and among KPMG Consulting, LLC, KPMG Consulting, Inc., KPMG LLP and the Optionee while any such provisions remain in full force and effect or (ii) any other covenants concerning noncompetition or nonsolicitation of clients, prospective clients or personnel of the Company and its affiliates to which the Optionee may become a party in the future; or

               (2) directly or indirectly engages in any activity which is contrary, inimical or harmful to the interests of the Company, including but not limited to (i) violations of Company policies to the extent then applicable to the Optionee, including the Company's insider trading policies, and (ii) participation in any activity not approved by the Board which could reasonably be foreseen as contributing to or resulting in a Change in Control of the Company, then, in addition to and without in any way limiting any remedies under the aforementioned Member Distribution Agreement or otherwise and any other provable damages, the Option shall terminate automatically (if not previously terminated) on the date the Optionee commits such breach or engages in such activity and the Optionee shall pay the Company, within five business days of receipt by the Optionee of a written demand therefor, an amount in cash determined by multiplying the number of shares of Stock purchased pursuant to each exercise of the Option occurring within three months prior to the date the Optionee commits such breach or engages in such activity (without reduction for any shares of Stock delivered by the Optionee or withheld by the Company pursuant to Section
2.3 or Section 3.3) by the difference between (i) the Fair Market Value of a share of Stock on the date of such exercise and (ii) the purchase price per share of Stock set forth in the Award Notice.

               (b) The Optionee may be released from the Optionee's obligations under Section 2.5(a) only if and to the extent the Committee determines in its sole discretion that such a release is in the best interests of the Company.

               (c) The Optionee agrees that by executing the Award Notice the Optionee authorizes the Company and its Subsidiaries to deduct any amount or amounts owed by the Optionee pursuant to Section 2.5(a) from any amounts payable by the Company or any Subsidiary to the Optionee, including, without limitation, any amount payable to the Optionee as salary, wages, vacation pay or bonus. This right of setoff shall not be an exclusive remedy and the Company's or a Subsidiary's election not to exercise this right of setoff with respect to any amount payable to the Optionee shall not constitute a waiver of this right of setoff with respect to any other amount payable to the Optionee or any other remedy.

               3.    Additional Terms and Conditions of Option.

               3.1. Nontransferability of Option; Restriction on Transfer of Stock. (a) The Option may not be transferred by the Optionee other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, during the Optionee's lifetime the Option is exercisable only by the Optionee or the Optionee's Legal Representative. Except to the extent permitted by the second preceding sentence, the Option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the Option, the Option and all rights hereunder shall immediately become null and void.

               (b) The shares of Stock purchased upon exercise of the Option may not be transferred by the Optionee prior to the termination of the Lock-Up Period other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, prior to the termination of the Lock-Up Period the shares of Stock purchased upon exercise of the Option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process.

               3.2. Investment Representation. The Optionee hereby represents and covenants that (a) any shares of Stock purchased upon exercise of the Option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act unless such purchase has been registered under the Securities Act and any applicable state securities laws;
(b) any subsequent sale of any such shares shall be made in compliance with
Section 3.1(b) either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; and (c) if requested by the Company, the Optionee shall submit a written statement, in a form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of any purchase of any shares hereunder or (y) is true and correct as of the date of any sale of any such shares, as applicable. As a further condition precedent to any exercise of the Option, the Optionee shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance or delivery of the shares and, in connection therewith, shall execute any documents which the Board or the Committee shall in its sole discretion deem necessary or advisable.

               3.3. Withholding Taxes. (a) As a condition precedent to the delivery of Stock upon exercise of the Option, the Optionee shall, upon request by the Company, pay to the Company in addition to the purchase price of the shares, such amount as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the "Required Tax Payments") with respect to such exercise of the Option. If the Optionee shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Optionee.

               (b) The Optionee may elect to satisfy his or her obligation to advance the Required Tax Payments by any of the following means: (1) a cash payment to the Company, (2) delivery to the Company (either actual delivery or by attestation procedures established by the Company) of Mature Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments, (3) authorizing the Company to withhold whole shares of Stock which would otherwise be delivered to the Optionee upon exercise of the Option having an aggregate Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments, (4) a cash payment by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise or (5) any combination of (1), (2) and (3). The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (2)
- (5). Shares of Stock to be delivered or withheld may not have a Fair Market Value in excess of the minimum amount of the Required Tax Payments. Any fraction of a share of Stock which would be required to satisfy any such obligation shall be disregarded and the remaining amount due shall be paid in cash by the Optionee. No certificate representing a share of Stock shall be delivered until the Required Tax Payments have been satisfied in full.

               3.4. Adjustment. In the event of any stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Stock other than a regular cash dividend, the number and class of securities subject to the Option and the purchase price per security shall be appropriately adjusted by the Committee without an increase in the aggregate purchase price. If any adjustment would result in a fractional security being subject to the Option, the Company shall pay the Optionee, in connection with the first exercise of the Option occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of
(A) the Fair Market Value on the exercise date over (B) the exercise price of the Option. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

               3.5. Compliance with Applicable Law. The Option is subject to the condition that if the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the purchase or delivery of shares hereunder, the Option may not be exercised, in whole or in part, and such shares may not be delivered, unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent, approval or other action.

               3.6. Delivery of Certificates. Upon the exercise of the Option, in whole or in part, the Company shall deliver or cause to be delivered, subject to the conditions of this Article 3, one or more certificates representing the number of shares purchased against full payment therefor. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in Section 3.3.

               3.7. Option Confers No Rights as Stockholder. The Optionee shall not be entitled to any privileges of ownership with respect to shares of Stock subject to the Option unless and until such shares are purchased and delivered upon the exercise of the Option, in whole or in part, and the Optionee becomes a stockholder of record with respect to such delivered shares. The Optionee shall not be considered a stockholder of the Company with respect to any such shares not so purchased and delivered.

               3.8. Option Confers No Rights to Continued Employment. In no event shall the granting of the Option or its acceptance by the Optionee, or any provision of this Agreement or the Plan, give or be deemed to give the Optionee any right to continued employment by the Company or any affiliate of the Company.

               3.9. Decisions of Board or Committee. The Board or the Committee shall have the right to resolve all questions which may arise in connection with the Option or its exercise. Any interpretation, determination or other action made or taken by the Board or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

               3.10. Company to Reserve Shares. The Company shall at all times prior to the expiration or termination of the Option reserve and keep available, either in its treasury or out of its authorized but unissued shares of Stock, the full number of shares of Stock subject to the Option from time to time.

               3.11. Agreement Subject to Plan. This Agreement is subject to the provisions of the Plan, including Section 6.8 relating to a Change in Control, and shall be interpreted in accordance therewith. The Optionee hereby acknowledges receipt of a copy of the Plan.

               4.      Miscellaneous Provisions.

               4.1. Designation as Non-Statutory Stock Option. The Option is hereby designated as not constituting an Incentive Stock Option. This Agreement shall be interpreted and treated consistently with such designation.

               4.2. Meaning of Certain Terms. (a) As used herein, employment by the Company shall include employment by a Subsidiary.

               (b) As used herein, the following terms shall have the meanings set forth below:

               "Legal Representative" shall include an executor, administrator, legal representative, guardian or similar person.

               "Lock-Up Period" shall mean the period required by the underwriters of an IPO following an IPO during which individuals holding shares of Common Stock shall be prohibited from selling, offering, contracting to sell or otherwise transferring or disposing of such shares of Common Stock, directly or indirectly.

               "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

               "Permitted Transferee" shall include any transferee designated as the Optionee's beneficiary in the event of the Optionee's death pursuant to beneficiary designation procedures approved by the Company.

               4.3. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Optionee, acquire any rights hereunder in accordance with this Agreement or the Plan.

               4.4. Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to KPMG Consulting, Inc., c/o Morgan Stanley Dean Witter, Stock Plan Administration, Harborside Financial Center, Plaza Two, 7th Floor, Jersey City, NJ 07311 and if to the Optionee, to the last known mailing address of the Optionee contained in the records of the Company. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery, (b) by facsimile with confirmation of receipt, (c) by mailing in the United States mails or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

               4.5. Governing Law. This Agreement, the Option and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

               4.6. Counterparts. This Award Notice may be executed in two counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

               4.7. Information to Optionees. Prior to the IPO, the Company shall provide to the Optionee, at least annually, copies of annual financial statements required to be provided under Rule 260.140.46 of the California Corporate Securities Law of 1968, as amended. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

[INSERT DATE]

[NAME AND ADDRESS OF OPTIONEE]

                 Re: Award Notice of Initial Stock Option Grant

Dear [NAME OF OPTIONEE]:

We are pleased to notify you that in recognition of your contributions toward the future success of KPMG Consulting, Inc., you have been awarded an option to purchase shares of common stock of KPMG Consulting, Inc.
(the "Company").  Certain terms of your award follow:


Option: You have been awarded a non-statutory stock option to purchase from the Company 40,000 shares of its common stock, $0.01 par value, subject to adjustment, as provided in Section 3.3 of the KPMG Consulting, Inc. Stock Option Agreement for Non-Employee Directors (the "Agreement").

Option Date:               January 31, 2000


Exercise Price:            [INSERT PRICE] per share, subject to adjustment, as
                           provided in Section 3.3 of the Agreement.

Exercise Schedule:         Except as otherwise provided in Section 2.2 of the
                           Agreement and in Section 6.8 of the KPMG Consulting,
                           Inc. 2000 Long-Term Incentive Plan (the "Plan"), the
                           Option shall become fully exercisable on and after the one year anniversary of the Option Date.

Expiration Date:           Except to the extent earlier terminated pursuant to
                           Section 2.2 of the Agreement or earlier exercised pursuant to Section 2.3 of the Agreement, the Option shall terminate on the tenth anniversary of the Option Date.

In addition to the terms stated in this Award Notice, the Option shall be subject to the terms and conditions of the Agreement and the Plan, copies of which are attached hereto.

We congratulate you on this recognition of your importance to our organization and its future.

                                        KPMG CONSULTING, INC.


                                        By:
                                           -------------------------------
                                        Name:
                                        Title:

Acknowledgment, Acceptance and Agreement:

By signing below and returning this Award Notice to KPMG Consulting, Inc., c/o Morgan Stanley Dean Witter, at the address stated herein, I hereby acknowledge receipt of the Agreement and the Plan, accept the Option granted to me and agree to be bound by the terms and conditions of this Award Notice, the Agreement and the Plan.

------------------------------                       ----------------------
Optionee                                                      Date

                              KPMG CONSULTING, INC.


                             STOCK OPTION AGREEMENT


                           FOR NON-EMPLOYEE DIRECTORS

                  KPMG Consulting, Inc., a Delaware corporation (the "Company"), hereby grants to the individual (the "Optionee") named in the award notice attached hereto (the "Award Notice") as of the date set forth in the Award Notice (the "Option Date"), pursuant to the provisions of the KPMG Consulting, Inc. 2000 Long-Term Incentive Plan (the "Plan"), a non-statutory stock option to purchase from the Company the number of shares of its common stock, $0.01 par value ("Stock"), set forth in the Award Notice (the "Option"), at the price per share set forth in the Award Notice, upon and subject to the terms and conditions set forth below, in the Award Notice and in the Plan. Capitalized terms not defined herein shall have the meanings specified in the Plan.

                  1. Option Subject to Acceptance of Agreement. The Option shall be null and void unless the Optionee shall accept this Agreement by executing the Award Notice in the space provided therefore and returning an original execution copy of the Award Notice to the Company.

                  2.   Time and Manner of Exercise of Option.

                  2.1. Maximum Term of Option. In no event may the Option be exercised, in whole or in part, after the expiration date set forth in the Award Notice (the "Expiration Date").

                  2.2. Exercise of Option. (a) The Option shall become exercisable in accordance with the exercise schedule set forth in the Award Notice (the "Exercise Schedule").

                  (b) If the Optionee ceases to be a director of the Company by reason of Disability, the Option shall be exercisable only to the extent it is exercisable on the effective date of the Optionee's ceasing to be a director and may thereafter be exercised by the Optionee or the Optionee's Legal Representative until and including the earlier to occur of (i) the date which is one year after the effective date of the Optionee's ceasing to be a director and
(ii) the Expiration Date.

                  (c) If the Optionee ceases to be a director of the Company by reason of Retirement, the Option shall be exercisable only to the extent it is exercisable on the effective date of the Optionee's ceasing to be a director and may thereafter be exercised by the Optionee or the Optionee's Legal Representative until and including the earlier to occur of (i) the date which is three months after the effective date of the Optionee's ceasing to be a director and (ii) the Expiration Date.

                  (d) If the Optionee ceases to be a director of the Company by reason of death, the Option shall be exercisable only to the extent it is exercisable on the date of death and may thereafter be exercised by the Optionee's Legal Representative or Permitted Transferees, as the case may be, until and including the earlier to occur of (i) the date which is one year after the date of death and (ii) the Expiration Date.

                  (e) If the Optionee ceases to be a director of the Company for any reason other than Disability, Retirement or death, the Option shall be exercisable only to the extent it is exercisable on the effective date of the Optionee's ceasing to be a director and may thereafter be exercised by the Optionee or the Optionee's Legal Representative until and including the earlier to occur of (i) the date which is three months after the effective date of the Optionee's ceasing to be a director and (ii) the Expiration Date.

                  (f) If the Optionee dies during the period set forth in
Section 2.2(b) following such Optionee's ceasing to be a director of the Company by reason of Disability, or if the Optionee dies during the period set forth in
Section 2.2(c) following such Optionee's ceasing to be a director of the Company by reason of Retirement, or if the Optionee dies during the period set forth in
Section 2.2(e) following such Optionee's ceasing to be a director of the Company for any reason other than Disability or Retirement, the Option shall be exercisable only to the extent it is exercisable on the date of death and may thereafter be exercised by the Optionee's Legal Representative or Permitted Transferees, as the case may be, until and including the earlier to occur of (i) the date which is one year after the date of death and (ii) the Expiration Date.

                  (g) Notwithstanding Sections 2.1 and 2.4 and the exercise periods set forth in the Award Notice and in subsections (b), (c), (d), (e) and
(f) of this Section 2.2, in the event the Company is involved in a business combination, including a business combination which is intended to be treated as a pooling of interests for financial accounting purposes (a "Pooling Transaction"), in connection with which the Optionee receives a substitute option to purchase securities of any entity, including an entity directly or indirectly acquiring the Company:

                  (1) if the acquisition of the substitute option by the Optionee may be treated as a purchase for purposes of Section 16(b) of the Exchange Act and the Optionee's service as a director of the Company is terminated for any reason during the nine-month period beginning three months prior to the consummation of such business combination, then the Option (or option in substitution thereof) shall be exercisable to the extent set forth in the Award Notice and above in this Section 2.2 until and including the latest to occur of (i) the date determined pursuant to the then applicable subsection (b), (c),
         (d), (e) or (f) of this Section 2.2, (ii) the date which is seven months after the consummation of such business combination and (iii) the Expiration Date; or

                  (2) if the Optionee is restricted from disposing of a security (or security underlying a security) issued in connection with the Pooling Transaction and the purpose of such restriction is to ensure that the Pooling Transaction is accounted for as a pooling of interests (the "Pooling Restriction") and the Optionee's service as a director of the Company is terminated for any reason during the nine-month period beginning three months prior to the consummation of such business combination, then the Option (or option in substitution thereof) shall be exercisable to the extent set forth in the Award Notice and above in this Section 2.2 until and including the latest to occur of (i) the date determined pursuant to the then applicable subsection (b), (c),
         (d), (e) or (f) of this

         Section 2.2, (ii) the date which is one month after the date of expiration of the Pooling Restriction and (iii) the Expiration Date.

                  2.3. Method of Exercise. Subject to the limitations set forth in this Agreement, the Option may be exercised by the Optionee (a) by giving written notice to the Company specifying the number of whole shares of Stock to be purchased and by accompanying such notice with payment therefor in full (or by arranging for such payment to the Company's satisfaction) either (i) in cash,
(ii) by delivery to the Company (either actual delivery or by attestation procedures established by the Company) of Mature Shares having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (iii) in cash by a broker-dealer acceptable to the Company to whom the Optionee has submitted an irrevocable notice of exercise or (iv) by a combination of (i) and
(ii), and (b) by executing such documents as the Company may reasonably request. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (ii) - (iv). Any fraction of a share of Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the Optionee. No certificate representing a share of Stock shall be delivered until the full purchase price therefor has been paid.

                  2.4. Termination of Option. (a) Subject to Section 2.2(g), in no event may the Option be exercised after it terminates as set forth in this
Section 2.4. The Option shall terminate, to the extent not earlier terminated pursuant to Section 2.2 or exercised pursuant to Section 2.3, on the Expiration Date.

                  (b) In the event that rights to purchase all or a portion of the shares of Stock subject to the Option expire or are exercised, cancelled or forfeited, the Optionee shall, upon the Company's request, promptly return this Agreement to the Company for full or partial cancellation, as the case may be; provided, however, that such cancellation shall be effective regardless of whether the Optionee returns this Agreement. If the Optionee continues to have rights to purchase shares of Stock hereunder, the Company shall, within 10 days of the Optionee's delivery of this Agreement to the Company, either (i) mark this Agreement to indicate the extent to which the Option has expired or been exercised, cancelled or forfeited or (ii) issue to the Optionee a substitute option agreement applicable to such rights, which agreement shall otherwise be substantially similar to this Agreement in form and substance.

                  3.   Additional Terms and Conditions of Option.

                  3.1. Nontransferability of Option; Restriction on Transfer of Stock. (a) The Option may not be transferred by the Optionee other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, during the Optionee's lifetime the Option is exercisable only by the Optionee or the Optionee's Legal Representative. Except to the extent permitted by the second preceding sentence, the Option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the Option, the Option and all rights hereunder shall immediately become null and void.

                  (b) The shares of Stock purchased upon exercise of the Option may not be transferred by the Optionee prior to the termination of the Lock-Up Period other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, prior to the termination of the Lock-Up Period the shares of Stock purchased upon exercise of the Option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process.

                  3.2. Investment Representation. The Optionee hereby represents and covenants that (a) any shares of Stock purchased upon exercise of the Option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act unless such purchase has been registered under the Securities Act and any applicable state securities laws;
(b) any subsequent sale of any such shares shall be made in compliance with
Section 3.1(b) either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; and (c) if requested by the Company, the Optionee shall submit a written statement, in a form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of any purchase of any shares hereunder or (y) is true and correct as of the date of any sale of any such shares, as applicable. As a further condition precedent to any exercise of the Option, the Optionee shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance or delivery of the shares and, in connection therewith, shall execute any documents which the Board or the Committee shall in its sole discretion deem necessary or advisable.

                  3.3. Adjustment. In the event of any stock split, reverse stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Stock other than a regular cash dividend, the number and class of securities subject to the Option and the purchase price per security shall be appropriately adjusted by the Committee without an increase in the aggregate purchase price. If any adjustment would result in a fractional security being subject to the Option, the Company shall pay the Optionee, in connection with the first exercise of the Option occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the exercise date over (B) the exercise price of the Option. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

                  3.4. Compliance with Applicable Law. The Option is subject to the condition that if the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the purchase or delivery of shares hereunder, the Option may not be exercised, in whole or in part, and such shares may not be delivered, unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not


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

acceptable to the Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent, approval or other action.

                  3.5. Delivery of Certificates. Upon the exercise of the Option, in whole or in part, the Company shall deliver or cause to be delivered, subject to the conditions of this Article 3, one or more certificates representing the number of shares purchased against full payment therefor. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery.

                  3.6. Option Confers No Rights as Stockholder. The Optionee shall not be entitled to any privileges of ownership with respect to shares of Stock subject to the Option unless and until such shares are purchased and delivered upon the exercise of the Option, in whole or in part, and the Optionee becomes a stockholder of record with respect to such delivered shares. The Optionee shall not be considered a stockholder of the Company with respect to any such shares not so purchased and delivered.

                  3.7. Option Confers No Rights to Continue to Serve as a Director. In no event shall the granting of the Option or its acceptance by the Optionee, or any provision of this Agreement or the Plan, give or be deemed to give the Optionee any right to continue to serve, to be elected or reelected to serve or to be nominated to serve as a director of the Company.

                  3.8. Decisions of Board or Committee. The Board or the Committee shall have the right to resolve all questions which may arise in connection with the Option or its exercise. Any interpretation, determination or other action made or taken by the Board or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

                  3.9. Company to Reserve Shares. The Company shall at all times prior to the expiration or termination of the Option reserve and keep available, either in its treasury or out of its authorized but unissued shares of Stock, the full number of shares of Stock subject to the Option from time to time.

                  3.10. Agreement Subject to Plan. This Agreement is subject to the provisions of the Plan, including Section 6.8 relating to a Change in Control, and shall be interpreted in accordance therewith. The Optionee hereby acknowledges receipt of a copy of the Plan.

                  4.    Miscellaneous Provisions.

                  4.1. Designation as Non-Statutory Stock Option. The Option is hereby designated as not constituting an Incentive Stock Option. This Agreement shall be interpreted and treated consistently with such designation.

                  4.2. Meaning of Certain Terms. As used herein, the following terms shall have the meanings set forth below:

                  "Legal Representative" shall include an executor, administrator, legal representative, guardian or similar person.


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

                  "Lock-Up Period" shall mean the period required by the underwriters of an IPO following an IPO during which individuals holding shares of Common Stock shall be prohibited from selling, offering, contracting to sell or otherwise transferring or disposing of such shares of Common Stock, directly or indirectly.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  "Permitted Transferee" shall include any transferee designated as the Optionee's beneficiary in the event of the Optionee's death pursuant to beneficiary designation procedures approved by the Company.

                  4.3. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Optionee, acquire any rights hereunder in accordance with this Agreement or the Plan.

                  4.4. Notices. All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to KPMG Consulting, Inc., c/o Morgan Stanley Dean Witter, Stock Plan Administration, Harborside Financial Center, Plaza Two, 7th Floor, Jersey City, NJ 07311 and if to the Optionee, to the last known mailing address of the Optionee contained in the records of the Company. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery, (b) by facsimile with confirmation of receipt, (c) by mailing in the United States mails or (d) by express courier service. The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

                  4.5. Governing Law. This Agreement, the Option and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

                  4.6. Counterparts. This Award Notice may be executed in two counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

                  4.7. Information to Optionees. Prior to the IPO, the Company shall provide to the Optionee, at least annually, copies of annual financial statements required to be provided under Rule 260.140.46 of the California Corporate Securities Law of 1968, as amended.


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